United States

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2004

                          Treasury International, Inc.

                 (Exact name of registrant specified in charter)



     Delaware                         0-28514                   98-0160284
 ----------------               -------------------         -------------------
    (State of                     (Commission File            (IRS Employer
  Incorporation)                       Number)              Identification No.)


                               422 Montana Avenue
                                 Libby, Montana                 59923
               (Address of principal executive offices)      (Zip Code)

                                 (406) 293-7299
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION F D DISCLOSURE.

On January 27, 2004, the Registrant notified Spot Us, Inc. that the Registrant had rescinded the acquisition of assets of Spot Us, Inc. for, among other things, failure of Spot Us, Inc. to deliver audited financial statements in accordance with the Reorganization Agreement dated September 24, 2003. Pursuant to the notice of rescission, the Registrant has demanded the return of its 787,402 shares of common stock issued to Spot Us, Inc. for the aforementioned assets. The Registrant has placed a "stop transfer" order on the 787,402 shares of common stock, restricting the transfer or sale of such shares.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Treasury International, Inc.





                      By: /s/ Dale Doner
                          ---------------------------------
                          Dale Doner, President



Dated: February 13, 2004